  As filed with the Securities and Exchange Commission on July 12, 1999

                                           Registration Statement No. 333-81503
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                                 STAPLES, INC.
            (Exact name of registrant as specified in its charter)
                                ---------------

                  Delaware                                       04-2896127
        (State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation or organization)

                               500 Staples Drive
                        Framingham, Massachusetts 01702
                                (508) 253-5000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ---------------
                                John J. Mahoney
  Executive Vice President, Chief Financial Officer and Chief Administrative
                                    Officer
                                 Staples, Inc.
                               500 Staples Drive
                        Framingham, Massachusetts 01702
                                (508) 253-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                  Copies to:

               MARK G. BORDEN, ESQ.                             FRANCIS J. MORISON, ESQ.
                Hale and Dorr LLP                                Davis Polk & Wardwell
                 60 State Street                                  450 Lexington Avenue
           Boston, Massachusetts 02109                          New York, New York 10017
            Telephone: (617) 526-6000                          Telephone: (212) 450-4000
             Telecopy: (617) 526-5000                           Telecopy: (212) 450-4800

   Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] 333-.

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] 333-.

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

   The Company hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Company shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

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

                                EXPLANATORY NOTE

   This Amendment No. 2 to Staples, Inc.'s Registration Statement on Form S-3 (File No. 333-81503) is being filed solely for the purpose of filing certain exhibits.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS

   EXHIBIT
   NUMBER                             DESCRIPTION
   -------                            -----------
    1.1*   Underwriting Agreement

    4.1*   Certificate of Incorporation of Staples, Inc., as amended to date

    5.1**  Opinion of Hale and Dorr LLP

   23.1**  Consent of Ernst & Young LLP

   23.2**  Consent of Kupferberg, Goldberg & Neimark, LLC

   23.3** Consent of Hale and Dorr LLP (Included in Exhibit 5.1 filed herewith)

   24.1**  Power of Attorney

--------

*Filed herewith.
**Previously filed.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Framingham, Commonwealth of Massachusetts, on July 12, 1999.

                                          STAPLES, INC.

                                                    /s/ John J. Mahoney
                                          By: _________________________________
                                                      John J. Mahoney
                                                 Executive Vice President,
                                                Chief Financial Officer and
                                                Chief Administrative Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities indicated on July 12, 1999.

                Signature                                Title
                ---------                                -----
                    *                   Chief Executive Officer and Chairman of
   ____________________________________  the Board of Directors (Principal
            Thomas G. Stemberg           Executive Officer)

                                        Executive Vice President, Chief
           /s/ John J. Mahoney           Financial Officer and Chief
   ____________________________________  Administrative Officer (Principal
             John J. Mahoney             Financial Officer)

                    *                   Senior Vice President and Corporate
   ____________________________________  Controller (Principal Accounting
            Robert K. Mayerson           Officer)

                    *                   Director
   ____________________________________
            Basil L. Anderson

                    *                   Director
   ____________________________________
          Mary Elizabeth Burton

                                        Director
   ____________________________________
            W. Lawrence Heisey

                    *                   Director
   ____________________________________
            George J. Mitchell

                                        Director
   ____________________________________
           James L. Moody, Jr.

                                        Director
   ____________________________________
           Rowland T. Moriarty


                Signature                 Title
                ---------                 -----
                    *                   Director
   ____________________________________
            Robert C. Nakasone

                    *                   Director
   ____________________________________
              W. Mitt Romney

                                        Director
   ____________________________________
               Martin Trust

                    *                   Director
   ____________________________________
              Paul F. Walsh

                                        Director
   ____________________________________
           Margaret C. Whitman

        /s/ John J. Mahoney
  By: ___________________________
          John J. Mahoney
         Attorney-in-fact